                                    FORM OF              Dated: March 15, 2000
(m)(i)(A)                          EXHIBIT A             Amended: March 13, 2001
                                       to
                               FIFTH THIRD FUNDS
                                 RULE 12b-1 PLAN

                               Investment A Shares
                               -------------------

                  The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment A Shares of the Series of the Trust set forth below (the "Applicable Funds"):

                       Fifth Third Prime Money Market Fund
                    Fifth Third Government Money Market Fund
                   Fifth Third U.S. Government Securities Fund
                          Fifth Third Quality Bond Fund
                         Fifth Third Quality Growth Fund
                            Fifth Third Mid Cap Fund
                            Fifth Third Balanced Fund
                       Fifth Third Ohio Tax Free Bond Fund
                      Fifth Third International Equity Fund
                         Fifth Third Equity Income Fund
                        Fifth Third Bond Fund For Income
                         Fifth Third Municipal Bond Fund
                            Fifth Third Pinnacle Fund
                    Fifth Third Tax Exempt Money Market Fund
                  Fifth Third Ohio Tax Exempt Money Market Fund
                           Fifth Third Technology Fund
                         Fifth Third Multicap Value Fund
                         Fifth Third Microcap Value Fund

                  In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                               FIFTH THIRD FUNDS

                               By:
                                  -------------------------------
                               Jeffrey Cusick, Vice President

                                                         Dated: March 15, 2000
                                                       Amended: March 13, 2001

                                     FORM OF
                                    EXHIBIT B
                                       TO
                                FIFTH THIRD FUNDS
                                 RULE 12b-1 PLAN


                               Investment C Shares
                               -------------------

                  The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment C Shares of the Series of the Trust set forth below (the "Applicable Funds"):

                   Fifth Third U.S. Government Securities Fund
                          Fifth Third Quality Bond Fund
                         Fifth Third Quality Growth Fund
                            Fifth Third Mid Cap Fund
                            Fifth Third Balanced Fund
                       Fifth Third Ohio Tax Free Bond Fund
                      Fifth Third International Equity Fund
                         Fifth Third Equity Income Fund
                        Fifth Third Bond Fund For Income
                         Fifth Third Municipal Bond Fund
                            Fifth Third Pinnacle Fund
                           Fifth Third Technology Fund
                         Fifth Third Multicap Value Fund
                         Fifth Third Microcap Value Fund

                  In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment C Shares of each Applicable Fund held during the month.

                               FIFTH THIRD FUNDS

                               By:
                                  -----------------------------
                               Jeffrey Cusick, Vice President

                                                         Dated: December 1, 1995
                                                       Amended: January 30, 2001

                                     Form of
                                    EXHIBIT C
                                       TO
                                FIFTH THIRD FUNDS
                                 RULE 12b-1 PLAN


                                 Advisor Shares
                                 --------------

                  The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Advisor Shares of the Series of the Trust set forth below (the "Applicable Funds"):

                         Fifth Third Strategic Income Fund
                         Fifth Third Worldwide Fund
                         Fifth Third Multicap Value Fund
                         Fifth Third Microcap Value Fund

                  In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Advisor Shares of each Applicable Fund held during the month.

                               FIFTH THIRD FUNDS

                               By:
                                  -----------------------------
                               Jeffrey Cusick, Vice President